Exhibit 10.1

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed.

February 4, 2022

VIA FEDEX AND E-MAIL

Mesa Airlines, Inc. 410 N. 44th Street Suite 700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: Second Amendment (this “Amendment”) to the Second Amended and Restated Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc. (“Contractor”), Mesa Air Group, Inc. (“Parent”) and United Airlines, Inc. (“United” and, together with Contractor and Parent, the “Parties”), are each a party to that certain Second Amended and Restated Capacity Purchase Agreement dated as of November 4, 2020 (as amended by the First Amendment thereto, the “CPA”). Capitalized terms used but not defined herein shall be defined as provided in the CPA.

SECTION 1.Certain Amendments. The Parties hereby agree to amend the CPA as follows in full compliance with Section 11.3 of the CPA:

1.1Section 3.2(b) – On-Time Adjustment. The following sentence is hereby added to Section 3.2(b) of the CPA: “Notwithstanding anything to the contrary in the foregoing, the above provisions in Section 3.2(b) (together with the corresponding applicable provisions in Schedule 4) shall be disregarded in their entirety solely for the period commencing [***] and ending [***]”

1.2Section 4.20 – Early Brake Release. The third paragraph of Section 4.20 of the CPA is hereby deleted and replaced with the following:

[***]

1.3Section 4.27(d) – Block-Hour Requirement; Pilot Requirement; Designation of Non-Comp Aircraft. The reference in the Section 4.27(d) of the CPA to “[***]” is hereby replaced with “[***]”.

1.4Schedule 4 – On-Time Adjustment. The tables included in the definition of “Excused Departure” in Schedule 4 of the CPA are hereby deleted and replaced in their entirety with the tables set forth below (including the asterisk set out below):

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
	[***]	[***]		[***]	[***]		[***]
	[***]	[***]		[***]	[***]		[***]
	[***]	[***]		[***]	[***]		[***]
		[***]		[***]	[***]		[***]
					[***]		[***]
[***]

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]

* These tables to become effective from and after [***], it being understood that the tables set out in the CPA prior to the date of the Second Amendment thereto shall remain in effect until [***].

1.5Exhibit A – Definitions.  The definition of “Uncontrollable Cancellation” in Exhibit A of the CPA is hereby deleted and replaced in its entirety with the following:

“Uncontrollable Cancellation” – means:

(i)

a cancellation of a Scheduled Flight with a cancel code other than as set forth below; provided that the table below shall be subject to change from time to time in United’s sole discretion to accommodate changes from time to time in United’s cancellation coding;

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed.

[***]	[***]
[***]

and

(ii)	[***]

(iii)	[***]

SECTION 2.Miscellaneous.

This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the CPA will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e- mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed.

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Ankit Gupta
Name:

Title:

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By:	/s/ Michael Lotz
Name:

Title:

MESA AIR GROUP, INC.

By:	/s/ Michael Lotz
Name:

Title: